U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2001 (September 26, 2001)

SIMULA, INC.
(Exact name of Registrant as specified in its charter)

Arizona (State of Incorporation)	Commission File No. 1-12410	86-0320129 (I.R.S. Employer Identification No.)

2700 North Central Avenue, Suite 1000 Phoenix, Arizona (Address of principal executive offices)		85004 (Zip Code)

Registrant’s telephone number, including area code: (602) 631-4005

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         Registrant’s press release dated September 26, 2001 is filed herewith as Exhibit 20 and is incorporated herein by reference. The press release relates to the Company’s refinancing of registrant’s senior secured notes which have been in technical default since December 31, 2000.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following Exhibit is included pursuant to Item 601 of Regulation S-K.

No.	Description

*20	Press Release dated September 26, 2001.

*	Filed herewith.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIMULA, INC. (Registrant)

By /s/ Benjamin Clark
Benjamin Clark General Counsel and Secretary